SECOND AMENDMENT

     SECOND AMENDMENT, dated as of May21, 2009 (the "Second Amendment"), to the Credit Agreement referred to below, among 1-800-FLOWERS.COM, INC., the SUBSIDIARY BORROWERS party hereto, the SUBSIDIARY GUARANTORS party hereto, the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

     The Borrower, the Subsidiary Borrowers, the Subsidiary Guarantors, certain of the Lenders party hereto and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of August 28, 2008 (as amended, the "Credit Agreement"). The parties hereto wish to amend the Credit Agreement in certain respects, and accordingly, hereby agree as follows:

          Section  1.  Definitions.   Capitalized  terms  used  in  this  Second
Amendment and not otherwise defined are used herein as defined in the Credit Agreement as amended hereby. As used in this Second Amendment, "Second Amendment Effective Date" shall mean March 29, 2009.


          Section 2. Amendments. Effective as provided in Section 3 hereof, the Credit Agreement shall be amended as follows:



          2.01. Section 1.01 of the Credit Agreement is hereby amended by adding the following new definition, in proper alphabetical order, as follows:

     "IBM Capital Lease" means that certain Project Financing Agreement, dated as of March 11, 2009 between IBM Credit LLC and the Company.

          2.02. The definition "Capital Expenditures" shall be amended in its entirety as follows:

     "Capital Expenditures" means, for any period, expenditures (including the aggregate amount of Capital Lease Obligations (other than (i) up to $5,000,000 in Capital Lease Obligations under the IBM Capital Lease and (ii) up to $5,000,000 in Capital Lease Obligations under the BofA Capital Lease) incurred during such period) made by the Company or any of its Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs) during such period computed in accordance with GAAP."

          Section 3. Conditions Precedent to Effectiveness. The amendments set forth herein shall become effective as of the Second Amendment Effective Date upon receipt by the Administrative Agent of one or more counterparts of this Second Amendment, executed and delivered by the Loan Parties and the Required Lenders.

          Section 4. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Second Amendment by signing any such counterpart. This Second Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

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               [Signature  Page to Second  Amendment]

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the day and year first above written.

                                  1-800-FLOWERS.COM, Inc.


                              By: /s/William E. Shea
                                  William E. Shea
                                  Chief Financial Officer

                             SUBSIDIARY GUARANTORS:

                             CONROY'S, INC.
                             THE WINETASTING NETWORK
                             1-800-FLOWERS RETAIL INC.
                             1-800-FLOWERS SEASONAL TEAM, INC.
                             1-800-FLOWERS TEAM SERVICES, INC.
                             1-800-FLOWERS.COM FRANCHISE CO., INC.
                             BLOOMNET, INC.
                             THE CHILDREN'S GROUP, INC.
                             THE POPCORN FACTORY, INC.
                             AMALGAMATED CONSOLIDATED ENTERPRISES, INC.
                             800-FLOWERS, INC.
                             BLOOMNET TECHNOLOGIES, INC.
                             CHERYL & CO.
                             THE PLOW & HEARTH, INC.
                             FANNIE MAY CONFECTIONS BRANDS, INC.
                             FANNIE MAY CONFECTIONS, INC.
                             HARRY LONDON CANDIES, INC.
                             FMCB ACQUISITION CO., INC.
                             DESIGNPAC CO, INC.
                             FRESH GIFT CARDS, INC.
                             1-800-FLOWERS SERVICE SUPPORT CENTER, INC.
                             NAPCO MARKETING CORP.

                           For each of the foregoing entities:


                          By: /s/William E. Shea
                              ---------------------------------------
                              William E. Shea
                              Vice-President and Treasurer


                             DESIGNPAC GIFTS, LLC

                                   By:  DESIGNPAC CO., INC., its sole member

                          By: /s/William E. Shea
                              ---------------------------------------
                              William E. Shea
                              Vice-President and Treasurer

                             GUARDED REALTY HOLDINGS, LLC
                                   By:  1-800-FLOWERS SERVICE
                                   SUPPORT CENTER, INC., its sole member


                          By: /s/William E. Shea
                              ---------------------------------------
                              William E. Shea
                              Vice-President and Treasurer


                             THE PLOW & HEARTH I, LLC
                                   By:  THE PLOW & HEARTH, INC., its sole member


                          By: /s/William E. Shea
                              ---------------------------------------
                              William E. Shea
                              Vice-President


                             CONNECT 7 PRODUCTIONS, LLC
                                   By:  800-FLOWERS, INC., its sole member


                          By: /s/William E. Shea
                              ---------------------------------------
                              William E. Shea
                              Vice-President and Treasurer


                             WTN SERVICES, LLC
                                   By:  THE WINETASTING NETWORK, its sole member


                          By: /s/William E. Shea
                              ---------------------------------------
                              William E. Shea
                              Vice-President and Treasurer

                             SUBSIDIARY BORROWERS:

                             THE WINETASTING NETWORK
                             BLOOMNET, INC.
                             THE CHILDREN'S GROUP, INC.
                             THE POPCORN FACTORY, INC.
                             800-FLOWERS, INC.
                             BLOOMNET TECHNOLOGIES, INC.
                             CHERYL & CO.
                             THE PLOW & HEARTH, INC.
                             FANNIE MAY CONFECTIONS BRANDS, INC.
                             FANNIE MAY CONFECTIONS, INC.
                             HARRY LONDON CANDIES, INC.
                             NAPCO MARKETING CORP.

                          For each of the foregoing entities:

                          By: /s/William E. Shea
                              ---------------------------------------
                              William E. Shea
                              Vice-President and Treasurer


                             DESIGNPAC GIFTS, LLC

                                    By:  DESIGNPAC CO., INC., its sole member


                          By: /s/William E. Shea
                              ---------------------------------------
                              William E. Shea
                              Vice-President and Treasurer


                             WTN SERVICES, LLC

                                    By: THE WINETASTING NETWORK, its sole member


                          By: /s/William E. Shea
                              ---------------------------------------
                              William E. Shea
                              Vice-President and Treasurer



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                             JPMORGAN CHASE BANK, N.A.
                             as Administrative Agent and as a Lender, and as Swing Line Lender, and as Issuing Lender


                             By: /s/ Alicia T. Schreibstein
                                 ---------------------------------------
                                 Alicia T. Schreibstein
                                 Vice-President

                             TD BANK, N.A., as a Lender,


                             By: /s/ John Topolovee
                                 ---------------------------------------
                                 John Topolovee
                                 Vice-President

                             HSBC BANK USA, National Association,
                             as a Lender


                             By: /s/ Brian S. Dossie
                                 ---------------------------------------
                                 Brian S. Dossie
                                 Vice-President

                             Wachovia BANK N.A., as a Lender


                             By: /s/ Robert J. Milas
                                 ---------------------------------------
                                 Robert J. Milas
                                 Vice-President

                             Capital One, N.A., as a Lender


                             By: /s/ Jed Pomerantz
                                 ---------------------------------------
                                 Jed Pomerantz
                                 Vice-President

                             Bank of America, N.A., as a Lender


                             By: /s/ Steven J. Melicharck
                                 ---------------------------------------
                                 Steven J. Melicharck
                                 Senior Vice-President